UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
_____________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2013

_____________________________

CLEAR CHANNEL CAPITAL I, LLC
(Exact name of registrant as specified in its charter)
_____________________________

Delaware	333-158279-36	27-0263715
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 East Basse Road
San Antonio, Texas 78209
(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2013, CC Media Holdings, Inc. (“CCMH”), the indirect parent of Clear Channel Capital I, LLC (“CCC”), announced the appointment of Richard J. Bressler, age 55, as President and Chief Financial Officer of CCMH, Clear Channel Communications, Inc. (“CCU”) and CCC, and Chief Financial Officer of Clear Channel Outdoor Holdings, Inc. (“CCOH”).  The appointments became effective as of July 29, 2013.

Mr. Bressler most recently served as Managing Director of Thomas H. Lee Partners, L.P. (“THL”), which, together with Bain Capital, LLC, acquired CCU in 2008, and in connection therewith, previously served, and will continue to serve, on the board of managers or board of directors, as applicable, of each of CCC, CCMH and CCU.  Prior to joining THL, Mr. Bressler was the Senior Executive Vice President and Chief Financial Officer of Viacom, Inc. from 2001 through 2005.  He also served as Chairman and Chief Executive Officer of Time Warner Digital Media, and from 1995 to 1999, was Executive Vice President and Chief Financial Officer of Time Warner, Inc.  Mr. Bressler also currently serves as a director of Gartner, Inc. and The Nielsen Company and previously served as a director of American Media Operations, Inc. and Warner Music Group Corp.

Employment Agreement

On July 29, 2013, CCMH entered into an employment agreement (the “Employment Agreement”) with Mr. Bressler.  The Employment Agreement has an initial term (the “Initial Term”) that ends on December 31, 2018 and thereafter provides for automatic 12-month extensions, beginning on January 1, 2019, unless either CCMH or Mr. Bressler gives prior notice electing not to extend the Employment Agreement.

Subject to the termination provisions described below, Mr. Bressler will receive a base salary at a rate no less than $1,200,000 per year, which shall be increased at the discretion of CCMH's board of directors (the “CCMH Board”) or its compensation committee.  Mr. Bressler will also have the opportunity to earn an annual performance bonus (the “Performance Bonus”) for the achievement of reasonable performance goals established annually by the CCMH Board or its compensation committee after consultation with Mr. Bressler.   The aggregate target performance bonus that may be earned when all of Mr. Bressler’s performance objectives are achieved will be not less than 150% of Mr. Bressler’s base salary amount; provided, however, that Mr. Bressler’s actual bonus for 2013 will be no less than the target performance bonus multiplied by the percentage of the 2013 calendar year from July 29, 2013 to December 31, 2013.  In addition to the annual bonus, Mr. Bressler is also eligible for an additional annual bonus opportunity (the “Additional Bonus”) of up to $500,000, based on CCMH’s achievement of one or more annual performance goals determined by CCMH’s chief executive officer and approved by the CCMH Board (or a committee thereof), which amount is guaranteed for 2013.  Any Additional Bonus will be paid during the quarter that follows the third anniversary of the beginning of the applicable performance period and will be contingent in each case upon Mr. Bressler’s continued employment through the applicable payment date.  The Employment Agreement also entitles Mr. Bressler to participate in all pension, profit sharing, and other retirement plans, all incentive compensation plans, and all group health, hospitalization and disability or other insurance plans, paid vacation, sick leave and other employee welfare benefit plans in which other similarly situated employees of CCMH may participate.  During the term of his employment, CCMH will make a car service available for Mr. Bressler’s business use.  CCMH will reimburse Mr. Bressler for the reasonable legal fees incurred by Mr. Bressler in connection with the negotiation of the Employment Agreement and ancillary documents.  The Employment Agreement also contains customary confidentiality, non-competition and non-solicitation provisions.

If Mr. Bressler’s employment with CCMH is terminated by CCMH without Cause (as defined in the Employment Agreement), if Mr. Bressler terminates his employment for Good Cause (as defined in the Employment Agreement) or if Mr. Bressler’s employment is terminated following CCMH’s notice of non-renewal after the Initial Term, CCMH shall pay to Mr. Bressler a lump sum amount equal to: (i) Mr. Bressler’s accrued and unpaid base salary; (ii) any earned but unpaid Performance Bonus for the previous year and any Additional Bonus that has been earned on a performance basis that is otherwise payable based only on continued service by Mr. Bressler (the “Earned Bonus”); and (iii) any payments to which he may be entitled under any applicable employee benefit plan according to the terms of such plans and policies.  In addition, if Mr. Bressler has signed and returned (and has not revoked)  a general release of claims in substantially the form attached to the Employment Agreement (the “Release”) by the sixtieth (60th) day following the date of his termination, CCMH will: (i) pay to Mr. Bressler, in periodic ratable installment payments twice per month over a period of 18 months following such date of termination in accordance with ordinary payroll practices and deductions in effect on the date of termination, an aggregate amount equal to 1.5 times the sum of Mr. Bressler’s base salary and target bonus; (ii) reimburse Mr. Bressler for all COBRA premium payments paid by Mr. Bressler for continuation of healthcare coverage during the 18-month period following the date of Mr. Bressler’s termination; (iii) pay to Mr. Bressler a prorated Performance Bonus, based on actual results for such year payable at the same time bonuses for such year are paid to other senior executives of CCMH  (the “Prorated Performance Bonus”); and (iv) pay to Mr. Bressler a prorated Additional Bonus, based on actual results for such year payable at the same time the Additional Bonus for such year would otherwise be paid in accordance with the terms of the Employment Agreement (the “Prorated Additional Bonus”); provided that no payments shall be made until the 60th day following the date of Mr. Bressler’s termination (with the first payment including all amounts that would otherwise have been made prior to such date).

If Mr. Bressler’s employment with CCMH is terminated due to Mr. Bressler’s death or disability, CCMH will pay to Mr. Bressler or to his designee or estate: (i) a lump sum equal to Mr. Bressler’s accrued and unpaid base salary; (ii) any Earned Bonus; (iii) Mr. Bressler’s Prorated Performance Bonus; (iv) Mr. Bressler’s Prorated Additional Bonus; and (v) any payments to which Mr. Bressler’s spouse, beneficiaries or estate may be entitled under any applicable employee benefit plan (according to the terms of such plans and policies).  If Mr. Bressler or his estate has signed and returned (and has not revoked) the Release by the sixtieth (60th) day following Mr. Bressler’s date of termination, CCMH will reimburse Mr. Bressler or his estate for all COBRA premium payments paid by Mr. Bressler or his estate for continuation of healthcare coverage during the 18-month period following Mr. Bressler’s date of termination; provided that no payments shall be made until the 60th day following Mr. Bressler’s date of termination (with the first payment including all amounts that would otherwise have been made prior to such date).

If Mr. Bressler terminates his employment without Good Cause or elects not to renew his employment, CCMH shall pay Mr. Bressler in a lump sum an amount equal to Mr. Bressler’s accrued and unpaid base salary, any Earned Bonus and any payments to which Mr. Bressler may be entitled under any applicable employee benefit plan (according to the terms of such plans and policies).  If CCMH terminates Mr. Bressler’s employment for Cause, CCMH shall pay Mr. Bressler in a lump sum an amount equal to Mr. Bressler’s accrued and unpaid base salary and any payments to which Mr. Bressler may be entitled under any applicable employee benefit plan (according to the terms of such plans and policies).

The Employment Agreement contains a 280G “gross-up” provision that applies in certain circumstances in which any payments (the “Company Payments”) received by Mr. Bressler are deemed to be “excess parachute payments” subject to excise taxes under Section 4999 of the Internal Revenue Code (the “Code”).  If, at the time any such excise tax is imposed, the stockholder approval rules of Q&A 6 in the applicable Section 280G regulations (the “Cleansing Vote Rules”) are applicable and Mr. Bressler declines to submit such excess parachute payments for approval by CCMH’s stockholders, CCMH shall pay such excise tax imposed by Section 4999 of the Code.  If, at the time any such excise tax is imposed, the Cleansing Vote Rules are not applicable, Mr. Bressler will be entitled to a gross-up payment equal to (i) such excise tax and (ii) any U.S. federal, state and local income or payroll tax imposed on such gross-up payment; provided that if the Company Payments are found to be equal to or less than 110% of the “safe harbor” amount (as defined in the Employment Agreement), the Company Payments will be reduced to equal such safe harbor amount, such that no excise tax will be imposed by Section 4999 of the Code.

CCMH Restricted Stock Award Agreement

Pursuant to the terms of a Restricted Stock Award Agreement (the “CCMH Stock Award Agreement”) dated as of July 29, 2013, CCMH granted Mr. Bressler 910,000 restricted shares of CCMH’s Class A common stock (the “CCMH Restricted Stock”) pursuant to, and subject to the terms and conditions of, the Clear Channel 2008 Executive Incentive Plan (the “CCMH 2008 Plan”).  The shares were divided into three tranches consisting of: (i) 250,000 shares of CCMH Restricted Stock (the “Tranche 1 Shares”); (ii) 360,000 shares of CCMH Restricted Stock (the “Tranche 2 Shares”); and 300,000 shares of CCMH Restricted Stock (the “Tranche 3 Shares”).  The Tranche 1 Shares will vest in five equal parts on each of the first, second, third, fourth and fifth anniversaries of the date of the grant if Mr. Bressler is employed on each such date.  The Tranche 2 Shares will vest upon the achievement of a 1.0x Qualifying Return to Investor (as defined in the CCMH Stock Award Agreement), provided Mr. Bressler continues to be employed at such time.  The Tranche 3 Shares will vest on a pro rated basis (using straight line linear interpolation) upon the achievement of a Qualifying Return to Investor (as defined in the CCMH Stock Award Agreement) of between 2.0x and 2.78x (with 100% of the Tranche 3 Shares vesting upon the achievement of a 2.78x Qualifying Return to Investor), provided Mr. Bressler continues to be employed at such time.  The Tranche 1 Shares will: (i) continue to vest in accordance with the terms of the CCMH Stock Award Agreement upon a Change in Control (as defined in the CCMH Stock Award Agreement); (ii) vest with respect to 50,000 shares in the event of a Good Leaver Termination (as defined in the CCMH Stock Award Agreement); and (iii) vest with respect to 100% of any unvested shares if a Good Leaver Termination occurs within the 90-day period prior to a Change in Control or following a Change in Control.  The Tranche 2 and Tranche 3 Shares will: (i) in the case of a Good Leaver Termination, be subject to continued vesting for the six-month period following such termination in accordance with the Qualifying Return to Investor metrics set forth above; (ii) in the case of a Standalone CIC (as defined in the CCMH Stock Award Agreement), be converted to a dollar vesting schedule such that the Tranche 2 Shares will vest, if at all, at 100% on the date that the Fair Market Value (as defined in the CCMH Stock Award Agreement) of one share of CCMH Class A Common Stock reaches $36, and the Tranche 3 Shares will vest, if at all, on a pro rated basis (using straight line linear interpolation) upon the achievement, if any, of a Fair Market Value of CCMH Class A Common Stock of between $72 and $100.08; (iii) in the case of a Good Leaver Termination that occurs during the 18-month period following a Standalone CIC, vest as to 75% of any unvested Tranche 2 and Tranche 3 Shares if such Standalone CIC takes place prior to the first anniversary of the grant date; vest as to 50% of any unvested Tranche 2 and Tranche 3 Shares if such Standalone CIC takes place  on or after the first anniversary of the grant date but prior to the second anniversary of the grant date; and vest as to 25% of any unvested Tranche 2 and Tranche 3 Shares if such Standalone CIC takes place on or after the second anniversary of the grant date but prior to the fifth anniversary of the grant date; and (iv) in the case of a Change of Control that is not a Standalone CIC, vest as to 75% of any unvested Tranche 2 and Tranche 3 Shares if such Change in Control takes place prior to the first anniversary of the grant date; vest as to 50% of any unvested Tranche 2 and Tranche 3 Shares if such Change in Control takes place  on or after the first anniversary of the grant date but prior to the second anniversary of the grant date; and vest as to 25% of any unvested Tranche 2 and Tranche 3 Shares if such Change in Control takes place on or after the second anniversary of the grant date but prior to the third  anniversary of the grant date.

CCOH Restricted Stock Award Agreement

Pursuant to the terms of a Restricted Stock Award Agreement (the “CCOH Stock Award Agreement”) dated as of July 29, 2013, between CCOH and Mr. Bressler, CCOH granted Mr. Bressler 271,739 restricted shares of Class A Common Stock of CCOH (the “CCOH Restricted Stock”) pursuant to, and subject to the terms and conditions of, the Clear Channel Outdoor Holdings, Inc. 2012 Stock Incentive Plan.  Fifty percent of the CCOH Restricted Stock will vest on each of the third and fourth anniversaries of the grant date, respectively, provided that Mr. Bressler is continuously employed by or providing services to CCOH through each such vesting date.  In the event of Mr. Bressler’s termination of employment or service for any reason, then, except as otherwise provided in the CCOH Stock Award Agreement, all unvested shares of CCOH Restricted Stock will be immediately forfeited.  In the event that Mr. Bressler’s employment with CCMH, CCOH and its subsidiaries is terminated by CCMH or CCOH for a reason other than Cause or by Mr. Bressler for Good Cause (as defined in the Employment Agreement), 50% of any shares of CCOH Restricted Stock that would otherwise vest within 12 months after such termination will remain outstanding and vest on the date such shares would otherwise have vested, except that if such termination occurs during the 90-day period prior to or the 12-month period following a Change in Control (as defined in the CCOH Stock Award Agreement), 100% of any unvested CCOH Restricted Stock will vest upon the consummation of such Change in Control (or on the termination date in the case of a termination following a Change in Control).  If Mr. Bressler ceases to be employed by CCOH and its subsidiaries by reason of termination by CCOH with or without Cause or at the written request of CCMH but continues to be employed by CCMH, all unvested shares of CCOH Restricted Stock outstanding as of such termination will be converted into a number of shares of restricted stock of CCMH having an aggregate Fair Market Value (as defined in the CCMH 2008 Plan) equal to the aggregate Fair Market Value of such unvested shares, in each case, as of the date of such termination, with such CCMH restricted stock vesting on the terms and conditions as are set forth in the CCOH Stock Award Agreement (substituting CCMH for CCOH).

The foregoing summary is qualified in its entirety by reference to the text of the Employment Agreement (and forms of CCMH Stock Award Agreement and CCOH Stock Award Agreement, which are attached as exhibits thereto), a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Mr. Bressler succeeds Thomas W. Casey, who served as Executive Vice President and Chief Financial Officer of CCC, CCMH, CCU and CCOH until July 29, 2013.  CCU and Mr. Casey are negotiating the terms of a separation agreement.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

10.1
Employment Agreement by and between CC Media Holdings, Inc. and Richard J. Bressler, dated July 29, 2013 (incorporated by reference to Exhibit 10.1 to the CC Media Holdings, Inc. Current Report on Form 8-K filed on August 2, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL CAPITAL I, LLC

Date: August 2, 2013	By:	/s/ Robert H. Walls, Jr.
Robert H. Walls, Jr.
Executive Vice President, General Counsel and
Secretary

Exhibit Index

Exhibit No.	Description
10.1
Employment Agreement by and between CC Media Holdings, Inc. and Richard J. Bressler, dated July 29, 2013 (incorporated by reference to Exhibit 10.1 to the CC Media Holdings, Inc. Current Report on Form 8-K filed on August 2, 2013).